                                                                    EXHIBIT 25.3

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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C.  20549

                          ---------------------------

                                   FORM  T-1

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                  ___________________________________________
              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
               A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

                          ---------------------------

                           THE CHASE MANHATTAN BANK
              (Exact name of trustee as specified in its charter)


New York                                                              13-4994650
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

270 Park Avenue
New York, New York                                                         10017
(Address of principal executive offices)                              (Zip Code)

                              William H. McDavid
                                General Counsel
                                270 Park Avenue
                           New York, New York 10017
                             Tel:  (212) 270-2611
           (Name, address and telephone number of agent for service)

                ----------------------------------------------
                              MMI Companies, Inc.
              (Exact name of obligor as specified in its charter)


Delaware                                                              36-3263253
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification No.)

540 Lake Cook Road
Deerfield, Illinois                                                        60015
(Address of principal executive offices)                              (Zip Code)

                ----------------------------------------------
                     Exchange Capital Securities Guarantee
                              MMI Capital Trust I
                      (Title of the indenture securities)
                ----------------------------------------------

                                    GENERAL

Item 1. General Information.

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          New York State Banking Department, State House, Albany, New York
          12110.

          Board of Governors of the Federal Reserve System, Washington, D.C., 20551

          Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

          Federal Deposit Insurance Corporation, Washington, D.C., 20429.


     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2.   Affiliations with the Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

Item 16.  List of Exhibits

     List below all exhibits filed as a part of this Statement of Eligibility.

     1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

     2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

     3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

     4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

     5.   Not applicable.

     6.   The consent of the Trustee required by Section 321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

     7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

     8.   Not applicable.

     9.   Not applicable.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 16th day of January, 1998.

                                      THE CHASE MANHATTAN BANK

                                          By /s/ R. Lorenzen
                                             -------------------------------
                                             /s/ R. Lorenzen
                                                 Senior Trust Officer

                             Exhibit 7 to Form T-1


                               Bank Call Notice

                            RESERVE DISTRICT NO. 2
                      CONSOLIDATED REPORT OF CONDITION OF

                           The Chase Manhattan Bank
                 of 270 Park Avenue, New York, New York 10017
                    and Foreign and Domestic Subsidiaries,
                    a member of the Federal Reserve System,

                at the close of business September 30, 1997, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                           Dollar Amounts
                       ASSETS                                               in Millions
Cash and balances due from depository institutions:
   Noninterest-bearing balances and
   currency and coin.............................................             $ 11,760
   Interest-bearing balances.....................................                4,343
Securities:......................................................
Held to maturity securities......................................                2,704
Available for sale securities....................................               37,885
Federal funds sold and securities purchased under
   agreements to resell..........................................               27,358
Loans and lease financing receivables:
   Loans and leases, net of unearned income       $127,370
   Less: Allowance for loan and lease losses         2,760
   Less: Allocated transfer risk reserve                13
                                                  --------
   Loans and leases, net of unearned income,
   allowance, and reserve........................................              124,597
Trading Assets...................................................               64,630
Premises and fixed assets (including capitalized
   leases).......................................................                2,925
Other real estate owned..........................................                  286
Investments in unconsolidated subsidiaries and
   associated companies..........................................                  232
Customers' liability to this bank on acceptances
   outstanding...................................................                2,212
Intangible assets................................................                1,480
Other assets.....................................................               11,117
                                                                              --------
TOTAL ASSETS.....................................................             $291,529
                                                                              ========

                                  LIABILITIES

Deposits
   In domestic offices.............................................     $ 86,574
   Noninterest-bearing .....................................$31,818
   Interest-bearing..........................................54,756
                                                            -------

   In foreign offices, Edge and Agreement subsidiaries,
   and IBF's.......................................................       69,887
   Noninterest-bearing .....................................$ 3,777
   Interest-bearing..........................................66,110

Federal funds purchased and securities sold under
agreements to repurchase...........................................       45,307
Demand notes issued to the U.S. Treasury...........................          161
Trading liabilities................................................       47,406

Other borrowed money (includes mortgage indebtedness
   and obligations under capitalized leases):
   With a remaining maturity of one year or less...................        4,578
   With a remaining maturity of more than one year
       through three years.........................................          261
   With a remaining maturity of more than three years..............          131
Bank's liability on acceptances executed and outstanding...........        2,212
Subordinated notes and debentures..................................        5,715
Other liabilities..................................................       12,355

TOTAL LIABILITIES..................................................      274,587
                                                                        --------
                                EQUITY CAPITAL

Perpetual preferred stock and related surplus......................            0
Common stock.......................................................        1,211
Surplus  (exclude all surplus related to preferred stock)..........       10,294
Undivided profits and capital reserves.............................        5,414
Net unrealized holding gains (losses)
on available-for-sale securities...................................            7
Cumulative foreign currency translation adjustments................           16

TOTAL EQUITY CAPITAL...............................................       16,942
                                                                        --------
TOTAL LIABILITIES AND EQUITY CAPITAL...............................     $291,529
                                                                        ========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in-structions issued by the appropriate Federal regulatory authority and is true and correct.

                                WALTER V. SHIPLEY       )
                                THOMAS G. LABRECQUE     ) DIRECTORS
                                WILLIAM B. HARRISON, JR.)